Supplement dated April 3, 2012 to the Prospectus
of the Madison Mosaic Equity Trust dated May 1, 2011

This Supplement dated April 3, 2012 amends the prospectus of the Madison Mosaic Equity Trust for the Madison Institutional Equity Option Fund dated May 1, 2011 as supplemented January 20, 2012.

Madison Institutional Equity Option Fund

Effective April 30, 2012 the Madison Institutional Equity Option Fund will be closed to new accounts and to new investments in existing accounts.

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Please keep this Supplement with your records.